                                                                    EXHIBIT 10.9

                            Confidential Treatment

                 Collaborative Research and License Agreement



                                    between



                          Bristol-Myers Squibb Company



                                      and



                          Cubist Pharmaceuticals, Inc.

                               TABLE OF CONTENTS



1.0  DEFINITIONS.....................................................

2.0  RESEARCH PLAN AND DRUG DEVELOPMENT
      PROGRAMS.......................................................
     2.1  Purpose....................................................
     2.2  Research Committee.........................................
     2.3  Reports....................................................
     2.4  Laboratory Facilities and Personnel........................
     2.5  Materials and Use of Information...........................

3.0  PAYMENTS TO CUBIST..............................................
     3.1  Equity Purchase............................................
     3.2  Research Funding...........................................
     3.3  Screening Program Milestones...............................
     3.4  Preclinical Lead Profile Milestones........................
     3.5  Drug Development Milestones................................
     3.6  Royalties..................................................
     3.7  Adjustments................................................
     3.8  Interest on Late Payments..................................

4.0  [INTENTIONALLY OMITTED].........................................
     5.1  License Rights.............................................
     5.2  Ownership Rights...........................................
     5.3  Sublicensing...............................................

6.0  PAYMENTS OF ROYALTIES, ACCOUNTING FOR
      ROYALTIES, RECORDS.............................................
     6.1  Payment Term...............................................
     6.2  Payment Dates..............................................
     6.3  Accounting.................................................
     6.4  Records....................................................

7.0  INFRINGEMENT BY THIRD PARTIES...................................
     7.1  Actual or Threatened Infringement of a
           Covered Product...........................................
     7.2  Actual or Threatened Infringement of a Cubist
           Patent Rights.............................................

8.0  DEFENSE OF INFRINGEMENT CLAIMS..................................
     8.1  Defense of Infringement Claims Pertaining
           to Lead Compounds, Approved PLP
           Compounds, and Products...................................
     8.2  Defense of Infringement Claims Pertaining to
           Patent Rights Owned or Controlled by Cubist...............

9.0  TREATMENT OF CONFIDENTIAL INFORMATION...........................
     9.1  Confidentiality............................................
     9.2  Publication................................................
     9.3  Publicity..................................................

10.0 PROVISIONS CONCERNING THE FILING,
      PROSECUTION AND MAINTENANCE OF
      PATENT RIGHTS..................................................
     10.1 Inventions Pertaining to Primary Screening Modules.........
     10.2 Inventions Pertaining to Hits and Products.................

11.0 REPRESENTATIONS, WARRANTIES AND COVENANTS.......................
     11.1 Mutual Representations and Warranties......................
     11.2 Cubist Technology Representations and Warranties...........
     11.3 Mutual Indemnification.....................................
     11.4 BMS Product Indemnification................................
     11.5 Representations and Warranties of BMS......................

12.0 TERM AND TERMINATION............................................
     12.1 Term.......................................................
     12.2  Termination By Mutual Agreement...........................
     12.3 Termination for Cause......................................
     12.4 Termination upon Acquisition...............................
     12.5 Effect of Bankruptcy.......................................
     12.6 Effect of Expiration or Termination........................

13.0 DISPUTE RESOLUTION..............................................
     13.1 Disputes...................................................
     13.2 Dispute Resolution Procedures..............................

14.0 MISCELLANEOUS...................................................
     14.1 Assignment.................................................
     14.2 Binding Effect.............................................
     14.3 Force Majeure..............................................
     14.4 Notices....................................................
     14.5 Governing Law..............................................
     14.6 Waiver.....................................................
     14.7 Severability...............................................
     14.8 Independent Contractors....................................

     14.9 Counterparts...............................................
     14.10  Entire Agreement.........................................
     14.11  No Third Party Beneficiaries.............................

                                                       DRAFT DATED:  June 7,1996


                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT


     THIS AGREEMENT is entered into as of the Effective Date (as defined below) by and between BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation having offices at Route 206 at Province Line Road, P.O. Box 4000, Princeton, New Jersey 08543-4000 ("BMS"), and between CUBIST PHARMACEUTICALS, INC., a Delaware corporation having an office at 24 Emily Street, Cambridge, MA 02139 ("Cubist").

                                    Recitals
                                    --------

     WHEREAS, Cubist has expertise in the biochemistry and molecular biology of tRNA synthetases from microbial and human sources; and

     WHEREAS, Cubist has the scientific expertise and capacity to undertake the alliance activities described below; and

     WHEREAS, BMS has the capability to undertake development of antimicrobial agents and drug products for treatment of infectious diseases; and

     WHEREAS, BMS possesses a library of compounds and natural products, and is capable of determining the enzyme inhibitory capability of samples taken from such library versus Cubist's tRNA synthetase targets in a Primary Screening Program (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties agree as follows:

1.0  DEFINITIONS

     As used herein, the following terms shall have the following meanings:
"Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it/he/she owns, or directly or indirectly controls, fifty percent (50%) or more of the voting securities (or comparable equity interests) or other ownership interests of the other Person, or if it/he/she directly or indirectly possesses the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities, by contract or any other means whatsoever.

     "Agreement" means this agreement, together with all appendices, exhibits and schedules hereto, and as the same may be amended or supplemented from time to time hereafter by a written agreement duly executed by authorized representatives of each party hereto.

     "Alliance" is the collaboration to be conducted by BMS and Cubist pursuant to this Agreement. Exhibit 1.1 hereto sets forth a diagram outlining the Alliance.

     "Aminoacyl-tRNA Synthetases means those enzymes responsible for the aminoacylation of tRNA molecules with their cognate amino acids.

     "Area" means research or development of compounds or agents having Inhibitory Activity useful in the treatment, prevention, or management of disease states in human beings.

     "Biological Materials" shall mean any material having a biological activity, including, but not limited to, structural genes, genetic sequences, promoters, enhancers, probes, linkage probes, vectors, plasmids, transformed cell lines, transgenic animals, proteins and fragments thereof, peptides, biological modifiers, antigens, antibodies, cell lines, antagonists, agonists, inhibitors and other biologically active materials.

     "BMS Materials Library" means the sample collection library owned or Controlled by BMS and which comprises synthetic and semi-synthetic compounds and pure and mixed natural products.

     "BMS Test Materials" means samples selected by BMS from its Materials Library.

     "commercially reasonable and diligent efforts" of a party will mean those efforts consistent with the exercise of prudent scientific and business judgment as applied to other research efforts and products of similar scientific and commercial potential within the research programs and relevant product lines of such party.

     "Confidential Information" means all information, compounds, data, and materials received by either party from the other party pursuant to this Agreement and all information, compounds, data, and materials developed in the course of the Collaboration, including, without limitation, Know-How and Technology of each party, subject to the exceptions set forth in Article 9.

     "Contract Period" means the period beginning on the Effective Date and ending on the date on which this Agreement terminates.

     "Control" means possession of the ability to grant a license or sublicense or to provide Biological Materials, as provided for herein, without violating the terms of any agreement with any Third Party.

     "Covered Product" means a product approved for marketing in a country for the diagnosis, treatment or prevention of human disease indications and:

     (i) which has Inhibitory Activity against an Aminoacyl-tRNA Synthetase, provided that the active substance in such product (or, if such active substance is an analog of the original active substance in such product, then such original active substance) shall not have been identified by, or was not known to, BMS or any of its Affiliates or funded research collaborators, and was not generally known to the public, as possessing Inhibitory Activity against such Aminoacyl-tRNA Synthetase prior to the date that such active substance was first identified as having Inhibitory Activity against an Aminoacyl-tRNA Synthetase by reason of the Primary and/or Secondary Screening Programs conducted by a party under this Agreement; and

     (ii) for which the right to make, have made, use or sell such product or the active substance in such product has not been licensed to BMS or its Affiliates by a Third Party (A) who had identified or ascertained, independently of any activity conducted by BMS or Cubist pursuant to this Agreement, that the active substance in such product (or, if such active substance is an analog of another active substance in such product provided by such Third Party, then such original active substance) possessed significant Inhibitory Activity against an Aminoacyl-tRNA Synthetase for which such substance or product is targeted, and (B) who had identified or ascertained same prior to the date that said active substance was first identified as having Inhibitory Activity against an Aminoacyl-tRNA Synthetase by reason of the Primary and/or Secondary Screening Programs conducted by a party under this Agreement; and

     (iii) is not an approved PLP compound or marketed drug 4s of the Effective Date.

     "Cubist Patent Rights" means all Patent Rights pertaining to an Invention which are owned by or come under the Control of Cubist or its

Affiliates, which Invention is conceived or reduced to practice at any time prior to the termination of this Agreement, and which Invention is necessary or useful to the performance by BMS of its duties under the Research Plan and Drug Development Program or to the full exercise of the rights and benefits accorded BMS under this Agreement.

     "Cubist Technology" means Technology that is owned by or comes under the Control of Cubist or any of its Affiliates at any time prior to the end of the termination of this Agreement, and which is necessary or useful to the performance by BMS of its duties under the Research Plan and Drug Development Program or to the full exercise of the rights and benefits accorded BMS under this Agreement.

     "Drug Development Program" means that program conducted by BMS at its cost and discretion for all pre-clinical and clinical development, regulatory filings, and commercialization of an Approved PLP Compound.

     "Effective Date" means the date that this Agreement shall have been executed by both parties and delivered to each other.

     "...exclusive...." means, with respect to the grant of a license or sublicense, or to the appointment of a distributor, a license, sublicense, or appointment whereby the licensee's, sublicensee's or appointee's rights are sole and entire, and, except as set forth in this Agreement, operates to exclude all others, including the licensor, sublicensor and appointor (except as expressly provided in this Agreement), as the case may be, and may be exercised by the licensee or through one or more of its Affiliates, but may be sublicensed to Third Parties only as expressly permitted herein.

     "FDA" shall mean the United States Food and Drug Administration, or any successor agency having regulatory jurisdiction over the manufacture, distribution and sale of drugs in the United States.

     "Field" means the use of a Hit, Lead Compound, Approved PLP Compound or Product in the research, testing, prevention, diagnosis and treatment of human disorders, diseases, and conditions.

     "First Commercial Sale" of a Covered Product shall mean the first commercial sale for use or consumption of such Covered Product in a country after required marketing and, if applicable, pricing approval has been granted by the applicable regulatory authority(ies) of such country.

     "Hit" means any BMS Test Material which, in the course of the Primary Screening Program: (A) is shown to meet certain threshold criteria for Inhibitory Activity, said criteria to be set forth in or determined in the manner provided for in the Research Plan or as determined, changed, or supplemented hereafter by the Research Committee from time to time in writing, or (B) although not meeting all such threshold criteria, is determined by BMS in good faith to have demonstrated a documented level of Inhibitory Activity sufficient to warrant further Secondary Screening and/or development as a Lead Compound hereunder.

     "IND" means an Investigational New Drug application filed with the United States Food and Drug Administration ("FDA"), or its equivalent or any corresponding application filed in any country other than the United States.

     "Inhibitory Activity" means, with respect to the active compound in a BMS Test Material or an analog of such compound (or with respect to any compound of a Third Party where a provision of this Agreement, by its intent or meaning, so references the Inhibitory Activity of same), such compound's principal method of action as a direct antagonist or agonist against a Program tRNA Synthetase, or if discovered in a Secondary Screening Program to have such activity, as a direct antagonist or agonist against a non-Program tRNA Synthetase, as the case may be.

     "Invention" means any new and useful process, machine, manufacture, or composition of matter.

     "Know-How" means all information and data which is not generally known to the public, including without limitation, information and data pertaining to or comprising: materials and chemicals, inventions, techniques, practices, machinery and equipment, reagents, processes, methods, knowledge, know-how, skill, experience, preclinical. and clinical data (including pharmacological and toxicological test data), analytical and quality control data, patent application data or descriptions, and marketing, sales and manufacturing data.

     "Lead Compound" has the meaning set forth in section 2.1.2.

     "Lead Compound Development Program" means that program, conducted by or through BMS in accordance with this Agreement, for the further characterization and pre-clinical development of a Lead Compound and where formal assignment of chemistry resources for a fully integrated discovery program have been assigned to such Lead Compound as reflected in the minutes of the meetings of the BMS Drug Development Management Committee ("DDMC"). The Lead Compound Development Program shall continue until such time as any such Lead Compound is approved as an Approved PLP Compound or its further development is terminated or abandoned by BMS.

     "NDA" means a New Drug Application or Product License Application, as appropriate, and all supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning Covered Products which are necessary for full FDA approval to market a Covered Product, or the equivalent in any other country.

     "Net Sales" of a Covered Product shall mean the invoiced sales price of the Covered Product billed by BMS or its Affiliates (or, where applicable, by licensees of BMS) to customers of BMS (or its licensees) who are not Affiliates, less (to the extent incurred and absorbed by BMS, its Affiliates, or any such licensee): *********************************************************************
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***




                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission

********* Sales by BMS to an Affiliate or licensee shall constitute a sale for purposes of this definition if the Affiliate or licensee is the end user of the Covered Product. Notwithstanding the foregoing, any Covered Products used (but not sold for consideration) for promotional or advertising purposes or used for clinical or other research purposes shall not be considered Net Sales hereunder.


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     "Patent Rights" means all U.S. or foreign (including regional authorities such as the European Patent Office) regular or provisional patent applications, including any continuation, continuation-in-part, or division thereof or any substitute application therefor or equivalent thereof, and any patent issuing thereon, including any reissue, reexamination or extension thereof and any confirmation patent or registration patent or patent of additions based on any such patent, containing one or more claims to an Invention (and in the case of an issued patent, containing one or more Valid Claims), and which a party hereto owns or Controls, individually or jointly, any title thereto or rights thereunder.





                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission

     "Person" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.

     "PLP" means a data package, termed a Preclinical Lead Profile, that describes a particular Lead Compound and is presented to the BMS Pharmaceutical Group Operating Committee ("BMSPGOC") in accordance with its procedures, approval of which is necessary for such Lead Compound to be put on a development track. The data package will typically contain, without limitation,
(i) synthesis and physico-chemical properties of the compound, (ii) in vitro activity, (ii) in vivo activity in appropriate animal models, (iv) metabolism, absorption and pharmacokinetics data, (v) limited toxicology data, (vi) summary of competition, (vii) patent status, and (viii) business plans for the product. The candidate Lead Compound covered by the PLP becomes an "Approved PLP Compound" when the approval by the BMSPGOC of the PLP candidate Lead Compound has been documented in the BMSPGOC meeting minutes.

     "Primary Screening Modules" means cloned, expressed, purified and active PSM-Program tRNA Synthetases and the requisite methodologies and protocols, as well as all materials and reagents required to carry out same (including specifications for the purity and stability of the enzymes for reagents supplied and, if available, reaction kinetics where the reaction is in its linear range), sufficient to enable BMS to perform not less than I million assays for each PSM-Program tRNA Synthetase in a Primary Screening Program using BMS Test Materials. A Primary Screening Module must be usable in high throughput screens by BMS in accordance with its customary requirements, such requirements being previously communicated by BMS to Cubist.

     "Primary Screening Program" means assays described as primary screens conducted at BMS using BMS Test Materials for purposes of determining Inhibitory Activity against the PSM-Program tRNA Synthetases, as set forth in the Research Plan (and as more fully described in Exhibit 1.2).

     "Product" means any final form or dosage of any drug product that incorporates a Lead Compound and that will be sold or used within the Field.

     "Product Invention Rights" has the meaning in section 5.2.3.

     "Program tRNA Synthetases" mean ******************************************
**** *******************************************************************
******************************************************************************
******************************************.  The specific Program tRNA
Synthetases may be changed or supplemented, pursuant to, and in accordance with the provisions of, section 2.1.1(a) hereof The Program tRNA Synthetases which will be used in preparing the Primary Screening Modules to be provided by to BMS under section 2.1.1(a) hereof shall be ******************************
*************************************************************************
***************************************************************************,
****************************************************************************
************************************************ (hereinafter referred to as the
"PSM-Program tRNA Synthetases"). The specific PSM-Program tRNA Synthetases may be changed or supplemented, pursuant to, and in accordance with the provisions of, section 2.1.1(a) hereof

     "Research Committee" shall have the meaning ascribed to it in Section 2.2.

     "Research Plan" means that plan set forth in Exhibit 1.2 containing the Primary Screening Program and the Secondary Screening Program, as such plan may be supplemented or more fully described by the provisions of this Agreement.

     "Research Term" means the period commencing on the Effective Date and ending on the third anniversary of the Effective Date, subject to extension by mutual agreement or at BMS' election as provided for in Section 3.2 and subject to early termination as herein provided.

     "Royalty Term" means, in the case of any Covered Product and as to any country, the period of time commencing on the First Commercial Sale in such country and ending upon the later of (i) the date that there no longer exists a Valid Claim owned or controlled by BMS or its Affiliates covering the manufacture, use or sale of such Covered Product in such country, or (ii) the tenth (10th) anniversary of the date of First Commercial Sale of the Covered Product in such country.

     "Secondary Screening Program" means assays described as secondary screens and tertiary screens (IC\\50\\, selectivity, Aminoacyl-tRNA Synthetase spectrum, mechanism of action, etc.) conducted by or through Cubist as set forth herein (and as more fully described in the Research Plan).





                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission

     "Technology" means and includes all inventions, materials (including Biological Materials, chemicals or compounds), technology, technical information., Know-How, expertise and trade secrets relating to the Area.

     "Territory" means all countries of the world.

     "Third Party" means any entity other than (i) Cubist or BMS, or (ii) any of their Affiliates.

     "Valid Claim" means: (a) an issued claim under an issued Patent, which has not (i) expired or been canceled, (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and/or (iv) been abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written agreement; or (b) a claim included in a pending Patent application that is being actively prosecuted in accordance with this Agreement and which has not been (v) canceled, (vi) withdrawn from consideration, (vii) finally determined to be unallowable by the applicable governmental authority for whatever reason (and from which no appeal is or can be taken), and/or (viii) abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written consent.

2.0  RESEARCH PLAN AND DRUG DEVELOPMENT PROGRAMS

2.1  Purpose.  Cubist and BMS shall conduct the Research Plan, the Lead
     -------
     Compound Development Program and the Drug Development Program, subject to the terms and conditions of this Agreement, as follows:

     2.1.1  The Screening Program.  The screening program shall proceed as
            ---------------------
            follows:

     (a)    Delivery of Screening Modules

            (i) Subject to and upon the delivery terms set forth below, Cubist will deliver the Primary Screening Modules to BMS. *** of the Primary Screening Modules will be delivered by Cubist no later than **************** after the Effective Date, an additional *** Primary Screening Modules will be delivered by Cubist no later than *** ************************* after the Effective Date and the remaining *** Primary Screening Modules will be delivered by Cubist no later than





                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission

     ****************************** after the Effective Date. BMS will communicate to Cubist in a timely fashion any particular requirements BMS may have in order for Cubist to develop appropriate Primary Screening Modules tailored to BMS' needs.

     All such Primary Screening Modules must be reasonably acceptable to BMS. Promptly following receipt of each such Primary Screening Module, BMS will test same for acceptability in terms of effectiveness, accuracy, reliability, conformity to specifications, and usefulness in high throughput screening. BMS shall notify Cubist in writing as to whether BMS accepts each such Primary Screening Module within 60 days after receipt by BMS (and if not, BMS will provide Cubist with a list of the deficiencies found by BMS so that Cubist may develop an acceptable Module). Cubist will remedy such deficiencies and provide an acceptable Module within 60 days thereafter.

     If Cubist is unable to develop an acceptable Primary Screening Module for a PSM-Program tRNA Synthetase, then BMS shall have the right to select and substitute another Aminoacyl-tRNA Synthetase from those non-Program tRNA Synthetases that are not then the subject of an agreement between Cubist and a Third Party that precludes same. The non-Program tRNA Synthetase so selected by BMS shall thereafter replace said PSM-Program tRNA Synthetase and be treated as a PSM-Program tRNA Synthetase for all purposes under this Agreement. Within 90 days following such selection, Cubist will deliver to BMS a Primary Screening Module based on said substitute non-Program tRNA Synthetase, subject to acceptance as herein provided.

     (ii) Subject to section 2.1.1(a)(iii), if at anytime during the period commencing on the date of acceptance of a Primary Screening Module by BMS and ending on the expiration date of the Research Term, any such Primary Screening Module for whatever reason loses its effectiveness or efficacy or is no longer biologically active, Cubist will replace same as promptlyas practicable at no additional cost to BMS (unless the replacement is required as a result of negligence on the part of BMS, in which event BMS will reimburse Cubist for its direct costs incurred to manufacture and supply same, plus ***).





                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission

     (iii) In the event that at any time during the Research Term, or one year thereafter, BMS requires Primary Screening Modules to conduct more than * ******* assays for a PSM-Program tRNA Synthetase in a Primary Screening Program, Cubist will use commercially reasonable and diligent efforts to deliver same to BMS as promptly as practicable (but in any event within 90 days after receipt of BMS' request), and BMS will reimburse Cubist for its direct costs to manufacture and supply same plus *************************.

     (iv) Improvements to a Primary Screening Module that may be made by Cubist following delivery to and acceptance by BMS of such Module shall be made available to BMS at no additional charge during the Research Term.

     (v) In the event that the parties, in their discretion, mutually agree that Cubist will develop and provide to BMS additional primhry screening module(s) for one or more additional Non-Program tRNA Synthetases, then such Non-Program tRNA Synthetase(s) shall become, and be treated for all purposes hereafter, as a PSM-Program tRNA Synthetase, and all references to a limit of six PSM-Program tRNA Synthetases shall be adjusted to reflect the addition of such new non-Program tRNA Synthetases to the list of PSM-Program tRNA Synthetases subject to this Agreement.

(b)  Primary Screening Program

     (i) Upon receipt of each Primary Screening Module, BMS will use commercially reasonable and diligent efforts to employ each such Module in a Primary Screening Program to screen such BMS Test Materials as BMS deems appropriate for such purpose. BMS will use commercially reasonable and diligent efforts in conducting the Primary Screening Program, and will send samples of all the Hits obtained therefrom to Cubist within a reasonable time (but not later than 60 days) after identification of such Hit. Cubist will hold and use all such samples provided by BMS subject to and in accordance with its obligations under section 2.5 and article 9 hereof.

     (ii) Without BMS' prior written consent, Cubist agrees that, during the Research Term, neither Cubist nor any of its Affiliates shall engage in any research or drug development activities involving the use of any Program tRNA Synthetase





                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission for any primary screening purpose similar to the Primary Screening Program conducted by BMS, whether conducted with Cubist (or any such Affiliate's) own funds or whether conducted under contract or other arrangement with, on behalf of, or sponsored by any Third Party, or grant license rights to any Third Party in violation of the rights licensed to BMS hereunder. It is understood that, after the Research Term, Cubist and its Affiliates may engage in any or all of the activities prohibited during the Research Term by the preceding sentence, so long as any agreements entered by Cubist with a Third Party thereafter do not conflict with the remaining terms and conditions of this Agreement.

(c)  Secondary Screening Program

     Within ******* of receipt of a sample of any Hit, Cubist will begin a Secondary Screening Program as described in Exhibit 1.2 with respect to such Hit. Such Secondary Screening Program activities shall include the screening of Hits, Lead Compounds and Approved PLP Compounds against all eubacterial, fungal and human Aminoacyl-tRNA Synthetases. If, at the time that Cubist commences a Secondary Screening Program with respect to a Hit, Cubist does not then have one or more eubacterial, fungal or human Aminoacyl-tRNA Synthetases available for Secondary Screening, Cubist will perform such Secondary Screening for such Hit at such later data(s) within the Research Term (or as provided in section 2.1.1(c)(iii)) at BMS' request as and when such Secondary Screen becomes available to it.

     Cubist will use commercially reasonable and diligent efforts to conduct the Secondary Screening Program and will report the results to BMS no later than ************** after Cubist's receipt of a sample. During the course of the Secondary Screening Program conducted by Cubist on a Hit, BMS will use commercially reasonable and diligent efforts to perform such microbiological assays and animal studies as BMS may determine to perform in its sole discretion on any such Hit.

     (ii) Notwithstanding the rights exclusively licensed to BMS by Cubist pursuant to subparagraph (A) of section 5.1.1 hereof, Cubist retains the right at all times to use the Program tRNA Synthetases with non-BMS compounds in a secondary screening program conducted at Cubist (whether





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
     sponsored by Cubist or by any Third Party) under the condition that such non-BMS compounds shall have been first identified as having inhibitory activity against a non-Program tRNA Synthetase in a primary screening program for inhibitors of such non-Program tRNA Synthetases and where the objective criteria under such primary screening program as to the compounds constituting a "hit" were substantially similar in terms of scientific threshold to those required for a Hit in the Primary Screening Program hereunder.

     (iii) At all times during the term of this Agreement, Cubist will use commercially reasonable and diligent efforts to perform such Secondary Screening Program activities (**************************************
     ************************************) as BMS may request on Hits, Lead
     Compounds and Approved PLP Compounds (and any analogs of any of the foregoing made by or for BMS); provided, however, that if Cubist is requested by BMS following the end of the Research Term to conduct any such Secondary Screening activities, BMS will reimburse Cubist quarterly in arrears for all direct costs incurred by Cubist to conduct such Secondary Screening Program activities, plus *************************.

     (iv) It is understood that if, during the course of conducting the Secondary Screening Program, the data so obtained reveals that a Hit has superior properties (such as IC\\50\\, selectivity, etc.) in targeting an Aminoacyl-tRNA Synthetase that is not a PSM-Program tRNA Synthetase, BMS has the option of selecting that specific Hit to enter a Lead Compound Development Program and to develop that Hit into a drug product that inhibits the activity of such Aminoacyl-tRNA Synthetase.

     (v) BMS will use reasonable efforts to notify Cubist promptly of any of compound or other substance identified by BMS as a Hit for which BMS intends to seek Secondary Screening Program services hereunder, but which BMS or its Affiliates had previously identified or knew as having Inhibitory Activity against an Aminoacyl-tRNA Synthetase.





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                                     -15-


(d)    Cubist Summary Report

       Cubist will report monthly to BMS in reasonable detail with respect to its activities by providing an updated copy of a report in the form attached as Exhibit 2.1.1(d) hereto.

2.1.2  The Lead Compound Development Program.  Based on the results of the
       -------------------------------------
       Secondary Screening Program for a Hit conducted by Cubist and the related research activities conducted by BMS under section 2.1.1(c)(i) in conjunction with such Secondary Screening Program, BMS will in its sole discretion determine which, if any, such Hit(s) will be approved as Lead Compounds and developed further in a Lead Compound Development Program conducted by BMS. BMS shall be responsible for all medicinal chemistry activities during the course of the Lead Compound Development Program for such Lead Compound, as well as following any approval of an Approved PLP Compound. At BMS' request and in accordance with section 2.1.1(c)(iii), Cubist will continue to run the biochemical assays outlined in the Secondary Screening Program portion of the Research Plan against analogs and other new chemical entities arising from the BMS medicinal chemistry program on such Lead Compound (and any Approved PLP Compound resulting from such Lead Compound Development Program). The conduct of the Lead Compound Development Program and all medicinal chemistry activities shall be solely within the control and discretion of BMS, and it is understood and agreed that BMS may in its discretion suspend or terminate, in whole or in part, the Lead Compound Development Program for a Lead Compound at any time. It is further understood that any analogs of a Hit or Lead Compound that BMS may make from time to time and which are approved for development under a Lead Compound Development Program shall also be considered "Lead Compounds" hereunder.

       BMS will report to Cubist on the progress of the discovery and development of any Lead Compound through the quarterly meetings of the Research Committee (annually after approval of an Approved PLP Compound by BMS). All such reports by BMS shall be treated as BMS Confidential Information hereunder.

       BMS will be responsible for all pre-clinical development, toxicology and clinical development, including all regulatory filings, of Hits, Lead Compounds, and Approved PLP Compounds arising out of this Agreement.

       In the event that BMS discontinues further development of a Hit (on which Cubist has completed all Secondary Screening Program activities hereunder), Lead Compound or Approved PLP Compound, BMS agrees to discuss with Cubist whether, and upon what terms, BMS might be willing to license rights in such compound to Cubist for further development so long as BMS is not then developing any competing compound; provided, however that BMS shall not be under any obligation, express or implied, to enter into or negotiate any such agreement.

2.1.3  PLP Approval and Product Development.  BMS shall have sole and
       ------------------------------------
       absolute discretion and control over the conduct of, and all activities associated with, the development or abandonment of any Lead Compound, the approval of a Lead Compound as an Approved PLP Compound, the development or abandonment of any Approved PLP Compound, all regulatory activities relating to the manufacture, use or sale of any Approved PLP Compound or Product, and the commercialization and marketing of any Product in any country. All INDs, NDAs and other regulatory filings made or filed by BMS for any Approved PLP Compound or Product shall be owned solely by BMS. BMS will provide annual summary reports to Cubist on the status of any Approved PLP Compound then in development. Other than royalty reports required hereunder, no reports shall be required of BMS with respect to any activities connected with the commercialization of any Covered Product approved for marketing in any country.

2.1.4  Ownership of Data.  All results and data generated by BMS in
       -----------------
       connection with this Agreement, and all results and data generated by Cubist hereunder with respect to any Hits, Lead Compounds and Approved PLP Compounds (and analogs of any of the foregoing made and provided by BMS), shall be owned exclusively by BMS and shall be treated as BMS Confidential Information hereunder.

2.2  Research Committee.
     ------------------

     2.2.1  Purpose.  BMS and Cubist shall establish a Research Committee (the
            -------
            "Research Committee"):

            (a) to evaluate and recommend scientific criteria to be implemented under the Primary and Secondary Screening Programs;
            (b) to make recommendations as to the prioritization of Hits based on the Primary Screening Program and the specific Hits to enter the Secondary Screening Program;
            (c) to evaluate data from the Secondary Screening Program and make a recommendation to BMS to initiate a Lead Compound Development Program for a particular Hit;
            (d) to review and evaluate progress under the Primary and Secondary Screening Programs;
            (e) to prepare amendments to the Primary and Secondary Screening Programs; and
            (f) to coordinate and monitor publication of research results obtained from and the exchange of information and materials that relate to the Alliance.

     2.2.2  Membership.  BMS and Cubist each shall appoint, in its sole
            ----------
            discretion, three (3) members to the Research Committee. Substitutes may be appointed at any time.

     2.2.3  Chair.  The Research Committee shall be chaired by two co-
            -----
            chairpersons, one appointed by BMS and the other appointed by Cubist.

     2.2.4  Meetings.  The Research Committee shall meet at least quarterly, at
            --------
            places selected by each party in turn and on a mutually acceptable date to the Chairpersons. Representatives of BMS or Cubist or both, in addition to members of the Research Committee, may attend such meetings at the invitation of either party. Meetings may also be called by either party on fifteen (15) days written notice to the other unless such notice is waived by the parties. The Research Committee may also convene or be polled or consulted from time to time by means of telecommunication or correspondence.

     2.2.5  Minutes.  The party designating the location for a meeting will
            -------
            appoint one of its members to serve as secretary for such meeting and to take minutes of that meeting describing in reasonable detail the discussion had at that meeting and a list of any actions, decisions, or determinations approved by the Research Committee, and shall be responsible for circulation of the draft minutes. Draft minutes shall be edited by the co-chairpersons and shall be issued in final draft form sufficiently in advance of the next meeting to allow adequate review and comment prior to the meeting. Minutes of a meeting shall be approved or disapproved, and revised as necessary, at the next meeting.

     2.2.6  Decisions.  Subject to section 13.2.1, all decisions of the Research
            ---------
            Committee shall be made by a majority of the members.

     2.2.7  Expenses.  BMS and Cubist shall each bear all expenses of their
            --------
            respective members related to their participation on the Research Committee.

2.3  Reports.  During the Contract Period, BMS and Cubist each shall
     -------
     furnish to the Research Committee:

     2.3.1 summary written reports within thirty (30) days after the end of each quarter commencing on the Effective Date, providing all screening data and describing progress under the Primary and Secondary Screening Programs, and

     2.3.2 comprehensive written reports within thirty (30) days after the end of each year, describing in detail the work accomplished by it under the Primary and Secondary Screening Programs, and discussing and evaluating the results of such work.

2.4  Laboratory Facilities and Personnel.  Cubist and BMS each shall
     -----------------------------------
     provide suitable and sufficient laboratory facilities, equipment and personnel for the work to be done in carrying out their obligations under this Agreement.

2.5  Materials and Use of Information
     --------------------------------

     2.5.1 Subject to articles 2.5.3, 5.1 and 5.3, each party shall retain all rights, title and interest to any and all Biological Materials, compounds or other substances created prior to or during the term of this Agreement by or for such party.

     2.5.2 Biological Materials, compounds and other substances transmitted to a party by the other shall: (1) be used solely for purposes consistent with this Agreement; and (2) not be distributed to any Third Party, other than employees, agents, consultants and contractors of the receiving party or its Affiliates who work at a facility owned or leased by the receiving party or its Affiliates, who have reason to receive them in order to assist the receiving party to screen, research, and develop any Hit, Lead Compound or Approved PLP Compound in accordance with such party's obligations under this Agreement, and who are bound by the terms of this Agreement in the same manner as the receiving party.

     2.5.3 With respect to any Hits, Lead Compounds or other compounds provided to Cubist by BMS, Cubist agrees not to make any derivatives, analogs, conjugates or other modifications from or with same (collectively, "Modifications"), and agrees, to the extent not already published, not to sequence, analyze or otherwise determine the chemical structure or physical properties of same. If Cubist does so in violation of the foregoing sentence, all such Modifications, and all rights, title and interests in and to same, shall belong exclusively to BMS.

     2.5.4 Subject to article 5 hereof, either party to this Agreement may use any information generated by the other party in conducting pre-clinical and clinical research and/or development pursuant to this Agreement for any purpose consistent with this Agreement, including the use in prosecuting or defending its patents and, in the case of BMS, use in marketing or obtaining regulatory approval for a product or in conducting pre-clinical and clinical studies.

3.0  PAYMENTS TO CUBIST

     3.1 Equity Purchase. On the Effective Date, BMS and Cubist will execute a Stock Purchase Agreement, in the form set forth in Exhibit 3.1, providing for the purchase by BMS of shares of Cubist's capital stock for a total purchase price of $4,000,000. Such aggregate purchase price shall be wired to a bank account specified by Cubist on the Effective Date.

     3.2 Research Funding. BMS will pay to Cubist ********** per calendar year for ********* years (with an option at BMS' election for * ********** year at the same ********** level) (i) to support Cubist in





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                                     -20-


          making the Primary Screening Modules, in fulfilling its obligations under the Primary and Secondary Screening Programs during the term of this Agreement, and otherwise in fulfilling its obligations hereunder, and (ii) for any other research purpose that Cubist, in its sole discretion, deems necessary, so long as Cubist is able to fulfill its obligations under (i). Payments shall be wired to a bank account specified by Cubist. Each annual amount shall be payable in advance in four equal quarterly installments relating to each calendar quarter occurring during the Research Term. Payments will be made on or before January 15, April 15, July 15 and October 15 for the first, second, third and fourth calendar quarters, respectively. Any payment for a portion of a calendar quarter shall be made on a pro rata basis. The first such payment shall be made on the Effective Date. If BMS elects to proceed with ******** year, such option must be exercised, if at all, by BMS not later than 90 days prior to the end of the ***** year and shall be paid to Cubist in the same manner as payments during the first ***** years.

     3.3  Screening Program Milestones.  Subject to section 3.7:
          ----------------------------

          (a) Primary Screening Modules: BMS will pay Cubist ***************** *************************** upon the delivery of each Primary Screening Module accepted by BMS pursuant to Section 2.1.1(a)(i). Payments shall be wired to a bank account specified by Cubist within thirty (30) days following such acceptance. Such payment shall be made only once with respect to a Primary Screening Module for each of the six (6) PSM-Program tRNA Synthetases (i.e., if Cubist develops and provides to BMS an improved Primary Screening Module for one previously accepted by BMS and for which BMS has already paid the ******** fee, BMS shall not be obligated to again pay such fee for such Module).

          (b) Lead Compound Development Program., Where, pursuant to section 2.1.2, BMS has determined that a Hit should become a Lead Compound and enter a Lead Compound Development Program conducted by BMS, BMS will promptly notify Cubist of same and will pay to Cubist *********************************************** for each such Lead
              Compound; provided, however, that such payments will only be made once with respect to any specific Program tRNA Synthetase and only with respect to the first such Lead Compound that was identified in the Primary Screening Program as a Hit having Inhibitory Activity against such specific Program





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
              tRNA Synthetase. Accordingly, no more than six (6) such payments in the aggregate may be made under this paragraph 3.3(b), and only one with respect to a particular Program tRNA Synthetase (i.e., if two Lead Compounds were both first identified in the Primary Screening Program as Hits having Inhibitory Activity against the same Program tRNA Synthetase, no ******** payment will be due on the second such Lead Compound). Payments shall be wired to a bank account specified by Cubist within thirty (30) days following BMS's determination that a Hit should become a Lead Compound and enter a Lead Compound Development Program.

     3.4  Preclinical Lead Profile Milestones. BMS will promptly notify Cubist
          -----------------------------------
          of each Approved PLP Compound approved for further development by the BMSPGOC. Subject to section 3.7 hereof, BMS will pay Cubist ********** *********************************** for each Approved PLP Compound so approved for further development by the BMSPGOC; provided, however, that such payments will only be made once with respect to any specific Program tRNA Synthetase and only for the first such Approved PLP Compound that was identified in the Primary Screening Program as a Hit having Inhibitory Activity against such specific Program tRNA Synthetase. Accordingly, no more than six (6) such payments in the aggregate may be made under this paragraph 3.4, and only one with respect to a particular Program tRNA Synthetase (i.e., if two Approved PLP Compounds were both identified in the Primary Screening Program as Hits having Inhibitory Activity against the same Program tRNA Synthetase, no ******** payment will be due on the second such Approved PLP Compound). Payments shall be wired to a bank account specified by Cubist within thirty (30) days following such BMSPGOC approval.

     3.5  Drug Development Milestones. Subject to section 3.7 hereof, if an
          ---------------------------
          Approved PLP Compound should reach the following milestones, BMS will promptly notify Cubist of same and will pay the following amounts to
          Cubist:

          Event                                                    Payment (US$)
          -----                                                    -------------
          Initiation of Phase II Clinical Trials in any country      *********
          Initiation of Phase III Clinical Trials in any country     *********
          Filing of NDA in the U.S., Japan, France, Germany,
               Great Britain, Italy, Spain or pursuant to the





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

               coordinated EMEA filing process                       *********
          Approval of NDA in the U.S., Japan, France, Germany,
               Great Britain, Italy, Spain or pursuant to the
               coordinated EMEA filing process                       *********

          provided, however, that if an Approved PLP Compound should reach a particular milestone, but is thereafter dropped from further development by BMS for whatever reason, then no more milestone payments shall be due with respect to any subsequent Approved PLP Compound that targets the same Program tRNA Synthetase as the abandoned compound, unless and until such subsequent Approved PLP Compound reaches the milestone next following the last milestone on which a payment was made for the abandoned compound. For example, milestone payments would not be required for a subsequent Approved PLP Compound targeting the same Program tRNA Synthetase as an abandoned compound until the filing of the NDA in one of the designated countries, if milestone payments had been made on the abandoned compound through initiation of Phase III clinical trials. Payments shall be wired to a bank account specified by Cubist within thirty
          (30) days following attaining each such milestone.

3.6  Royalties.
     ---------

          3.6.1 With respect to each Covered Product, BMS shall pay a royalty on Net Sales of such Covered Product during the Royalty Term for such Covered Product, as follows (based on the sum of the worldwide Net Sales in each Tier multiplied by the applicable royalty rate for that Tier):

          Annual Net Sales (in US$ millions) ("Tiers")   Percentage of Net Sales
          --------------------------------------------   -----------------------
                 *********                                      **
                 ***********                                    **
                 ***************                                **

                 Where the potential use or application for a non-infectious disease indication of any compound or analog thereof that is incorporated as the active substance in a Covered Product was identified (whether in laboratory notebooks, patent applications), or otherwise) by BMS prior to the date that such compound or analog was identified as a Hit hereunder, then no royalty shall be due on such Covered Product to the extent sold for the treatment or prevention of diseases or conditions other than infectious diseases.





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

                 In the event that (i) the manufacture, use or sale of a Covered Product in a country is not covered by a Valid Claim owned or controlled by BMS or any of its Affiliates, and (ii) a generic competitive product has been approved in such country, then the royalty rates set forth above shall be reduced by ***** percent (e.g., ******************************) in such country.

                 Royalties for Net Sales of any Covered Product in any given country shall be due and payable only during the Royalty Term for such Covered Product in such country; thereafter, BMS shall be entitled to continue to sell such Covered Product in such country without further compensation to Cubist.

          3.6.2 In the event that BMS must make royalty payments under a license from a Third Party in respect of any patents that are necessary to make, have made, use or sell a Covered Product, then BMS may reduce the royalty otherwise owing on Net Sales of such Covered Product by *** of the amount paid as a royalty to such Third Party, but in no event shall the royalty payable hereunder with respect to such Covered Product be reduced by more than *** of the royalty otherwise payable hereunder during any quarter (with carryover of any excess, unused royalty credit to ensuing quarters). Where the royalty payable to such Third Party is not tied specifically to Net Sales of such Product or where the fee to obtain such license is based on other factors (such as up-front licensing fees), the allocation of such amounts or royalties payable by such party to such Third Party will be determined in an equitable manner. If the parties cannot mutually agree upon same within 90 days after either party serves written notice on the other as to same, the dispute shall be determined by binding arbitration in accordance with this Agreement.

     3.7  Adjustments.  No payments will be due under sections 3.3(b), 3.4 and
          -----------
          3.5:

          (i) where the active substance in such Lead Compound, Approved PLP Compound or Covered Product (or, if such active substance is an analog of the original active substance in such Lead Compound, Approved PLP Compound or Covered Product, then such original active substance) was known to or had been identified by BMS or any of its Affiliates or funded research collaborators, or was





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
          generally known to the public, as possessing Inhibitory Activity against an Aminoacyl-tRNA Synthetase for which such Lead Compound, Approved PLP Compound, or Covered Product is targeted prior to the date that such active substance was first identified as having Inhibitory Activity against an Aminoacyl-tRNA Synthetase by reason of the Primary and/or Secondary Screening Programs conducted by a party under this Agreement; or

          (ii) where the right to make, have made, use or sell such Lead Compound, Approved PLP Compound, Covered Product, or the active substance in same (or, if such active substance in such Lead Compound, Approved PLP Compound or Covered Product is an analog of the another active substance, then such original active substance) was or is licensed to BMS or its Affiliates by a Third Party (A) who had identified or ascertained, independently of any activity conducted by BMS or Cubist pursuant to this Agreement, that such Lead Compound, Approved PLP Compound, Covered Product, or the active substance in same (or, if such active substance in such Lead Compound, Approved PLP Compound or Covered Product is an analog of the another active substance, then such original active substance), possessed Inhibitory Activity against an Aminoacyl-tRNA Synthetase for which such Lead Compound, Approved PLP Compound, or Covered Product is targeted, and
          (B) who had identified or ascertained same prior to the date that such active substance was first identified as having Inhibitory Activity against an Aminoacyl-tRNA Synthetase by reason of the Primary and/or Secondary Screening Programs conducted by a party under this Agreement, or

          (iii) where the Lead Compound or Approved PLP Compound that would otherwise trigger such milestones was an Approved PLP Compound or a marketed drug as of the Effective Date.

     3.8  Interest on Late Payments.  In the event that BMS fails to make any
          -------------------------
          payment required under this Article 3 when due, interest on the unpaid balance shall accrue at an annual rate equal to the lesser of (i) ten percent (10%) per annum. or (ii) the maximum amount permitted by applicable law, commencing as of the due date.

4.0  [INTENTIONALLY OMITTED]

5.0  INTELLECTUAL PROPERTY RIGHTS

The following provisions relate to rights in the intellectual property developed by Cubist or BMS, or both, during the term of this Agreement:

5.1  License Rights.
     --------------

     5.1.1 Subject to section 2.1.1(c)(ii), Cubist grants to BMS and its Affiliates a worldwide right and license under any Cubist Technology and Cubist Patent Rights (A) to run the Primary Screening Program to identify inhibitors of any Program tRNA Synthetase, and (B) to conduct research and drug development of Hits, Lead Compounds and Approved PLP Compounds resulting from the Primary and/or Secondary Screening Programs pursuant to, and in accordance with, the terms and conditions of this Agreement. Such rights shall be subject to all payments required in article 3 hereof, and shall continue until, and to the extent, terminated in accordance with article 12 hereof. Subject to section 2.1.1(c)(ii) hereof, such rights granted under subparagraph (A) of this section 5.1.1 shall be exclusive during the Research Term and non-exclusive thereafter. The rights granted under subparagraph (B) of this section 5.1.1 shall be non-exclusive and do not encompass rights granted pursuant to section 5.1.2 hereof.

     5.1.2 Subject to article 12 hereof, Cubist grants to BMS and its Affiliates a worldwide, non-exclusive right and license under any Cubist Technology and Cubist Patent Rights to screen Hits, Lead Compounds and Approved PLP Compounds in a Secondary Screening Program in order to identify inhibitors of any eubacterial, fungal and human Arninoacyl-tRNA Synthetases; provided, that BMS may exercise the rights granted under this section 5.1.2 Only to the extent that Cubist is not fulfilling its obligations under section 2.1.1(c) hereof. In the event that BMS is entitled to exercise such rights, Cubist will assist BMS by providing to BMS, without charge (but only to the extent such Biological Materials may be then already available to Cubist), such Biological Materials as are necessary to effectuate same. Such rights shall be subject to all payments required in article 3 hereof, and shall continue until, and to the extent, terminated in accordance with article 12 hereof.

     5.1.3 If, in the course of conducting the Research Program, BMS should make any improvement to the Screening Modules provided by Cubist to BMS hereunder, BMS hereby grants to Cubist a fully paid-up, royalty-free, irrevocable, non-exclusive, worldwide and perpetual right and license to use and practice such improvement (including under any patent rights that BMS may obtain covering such improvement) for any purpose that is not inconsistent with the other terms and conditions of this Agreement.

5.2  Ownership Rights.
     ----------------

     5.2.1 Except as provided in sections 2.5.3 and 5.2.3, nothing in this Agreement is intended to convey or transfer ownership by one party to the other of any rights, title or interest in any Confidential Information, know-how, Technology, or patent rights owned or Controlled by a party. Except as expressly provided for in sections 2.1, 5.1 and 5.3 of this Agreement, nothing in this Agreement shall be construed as a license or sublicense by one party to the other of any rights in any Biological Materials, Technology or Patent Rights owned or Controlled by a party or its Affiliates.

     5.2.2 BMS shall own all Inventions and other Technology made solely by its employees and agents, and all patent applications and patents claiming such Inventions. Subject to section 5.2.3, Cubist shall own all Inventions and other Technology made solely by its employees and agents, and all patent applications and patents claiming such Inventions. Subject to Section 5.2.3, all Inventions and other Technology made jointly by employees or agents of BMS and employees or agents of Cubist shall be owned jointly by BMS and Cubist. All joint Inventions (and all Patent Rights obtained thereon) and all Technology jointly developed by Cubist and BMS during the Research Term may be freely exploited by either party without further obligation to the other, subject to section 5.2.3 and the remaining terms and conditions of this Agreement. Determinations of inventorship shall be made in accordance with U.S. patent law.

     5.2.3 All rights, title and interest owned or Controlled by Cubist or its Affiliates in any Inventions and Technology pertaining to any indication or use of any Hit, Lead Compound, Approved PLP Compound or Covered Product (or of analogs of the class of compounds to which the same may pertain) that may be conceived or reduced to practice at any time during the Contract Period solely by Cubist employees or by a Third Party under contract with Cubist, or jointly by any of them with others, in connection with the activities conducted by Cubist under this Agreement, and all rights, title and interest Cubist may have in any Patent Rights that may be obtained on any of the foregoing (collectively, "Product Invention Rights"), shall be owned exclusively by BMS, and shall be deemed to be and have been automatically assigned to BMS by reason of Cubist's execution of this Agreement. Cubist shall promptly report any such Invention to BMS in sufficient detail to enable BMS to assess whether a patent application should be filed. If BMS desires to file patent applications on any such Invention, it will do so at its option and expense, and Cubist will provide reasonable cooperation as BMS may request (with BMS reimbursing Cubist for any out-of-pocket costs so incurred) in obtaining and filing for any patent protection thereon in BMS name and will execute any documents or other instruments as may be reasonably requested by BMS to fully vest exclusive ownership of such Product Invention Rights in BMS. BMS shall be under no obligation, express or implied, to develop, market, or otherwise utilize any such Product Invention Rights.

5.3  Sublicensing.  BMS shall have the right to sublicense any of the
     ------------
     rights licensed to it by Cubist hereunder to any Affiliate of BMS and, subject to Cubist's approval (not to be unreasonably withheld), to a Third Party, provided that such Affiliate or Third Party shall have agreed to adhere to the terms and conditions of this Agreement and provided that BMS shall not be relieved of its obligations pursuant to this Agreement.

6.0  PAYMENTS OF ROYALTIES, ACCOUNTING FOR ROYALTIES, RECORDS

6.1  Payment Term.  BMS shall pay Cubist a royalty based on the Net Sales
     ------------
     of each Covered Product as provided in section 3.6 hereof. Such royalty shall be paid with respect to each country of the world from the date of the First Commercial Sale of such Covered Product in each country for the duration of the Royalty Term with respect to such country; thereafter, BMS shall be entitled to continue to sell such Covered Product in such country without further compensation to Cubist hereunder.

6.2  Payment Dates.  Royalties shall be paid by BMS on Net Sales within
     -------------
     sixty (60) days after the end of each calendar quarter in which such Net Sales are made. Such payments shall be accompanied by a statement showing all relevant sales information including the information employed to calculate Net Sales of each Covered Product in each country, and the calculation of the amount of royalty due.

6.3  Accounting.  The Net Sales used for computing the royalties payable to
     ----------
     Cubist by BMS shall be computed in U.S. dollars and paid by wire transfer or other mutually acceptable means. For purposes of determining the amount of royalties due, the amount of Net Sales in any foreign currency shall be computed by converting such amount into dollars at the prevailing commercial rate of exchange for purchasing dollars with such foreign currency as quoted by the Wall Street Journal at the close of the last business day of the calendar quarter for which the relevant royalty payment is to be made by BMS.

6.4  Records.  BMS shall keep for three (3) years from the date of each
     -------
     payment of royalties complete and accurate records of sales and all other information necessary to calculate Net Sales of each Covered Product in sufficient detail to allow the accrued royalties to be determined accurately. Cubist shall have the right to cause an independent, certified public accountant (who has executed a confidentiality agreement with BMS reasonably acceptable to BMS) to audit such records at the place or places of business where such records are customarily kept in order to verify the accuracy of the reports of Net Sales and royalty payments for the preceding three years. Such audits may be exercised during normal business hours once a year upon 30 days' advance written notice to BMS. Cubist shall bear the full cost of such audit unless such audit discloses a variance of more than 5% from the amount of the royalties due under this Agreement, in which event, BMS shall bear the full cost of such audit. Cubist agrees not to disclose confidential information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for Cubist to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law.

7.0  INFRINGEMENT BY THIRD PARTIES

7.1  Actual or Threatened Infringement of a Covered Product.  If
     ------------------------------------------------------
     information comes to the attention of BMS or Cubist to the effect that any Patent Rights owned or Controlled by BMS or its Affiliates relating to a Covered Product are being, have been or are threatened to be infringed by a Third Party not Affiliated with BMS, BMS shall have the sole right, at its expense, to take and control all action as BMS may deem necessary or appropriate to prosecute or prevent such unlawful infringement, including the right to bring, defend, settle, compromise, or appeal any suit, action or proceeding involving any such infringement. If BMS determines that it is necessary or desirable to bring an infringement action and for Cubist to join any such suit, action or proceeding, Cubist shall, at BMS's expense, execute all papers, provide full cooperation and assistance to BMS in connection with such proceeding, and, if necessary, take such other actions as may be reasonably required to permit BMS to act in Cubist's name (including the furnishing of a power of attorney), and BMS will reimburse Cubist for any out-of-pocket costs incurred in connection therewith; provided, however, that BMS may not settle any patent infringement litigation under this Section 7.1 in a manner that adversely affects Cubist's Patent Rights or Technology or that would constitute an amendment of this Agreement without Cubist's written consent (not to be unreasonably withheld or delayed). Any recovery realized as a result of such litigation, after reimbursement of any litigation expenses of BMS and Cubist, *******************************************************************
     ***************************************************************************
     *******************************************************************
     *************************************************************.

7.2  Actual or Threatened Infringement of a Cubist Patent Rights.
     -----------------------------------------------------------

     7.2.1 BMS and Cubist shall promptly notify the other in writing of any alleged or threatened infringement of any Patent Rights owned or Controlled by Cubist or its Affiliates that are licensed to BMS under this Agreement of which either becomes aware. Both parties shall use their best efforts in cooperating with each other to terminate such infringement without litigation. Cubist shall have the first right to bring and control any action or proceeding with respect to such infringement at its own expense and by counsel of its own choice as to any such Patent Rights, and BMS shall have the right, at its own expense, to be represented in any action involving any such Patent Rights using counsel of its own choice.





                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission

     7.2.2 If, during the Research Term, Cubist fails to bring an action or proceeding within (i) 120 days following receipt of written notice from BMS with respect to such alleged infringement or (ii) 10 days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, with respect to those Patent Rights as to which Cubist has the first right to bring and control an action under section 7.2.1 above and which are exclusively licensed to BMS hereunder, BMS shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Cubist shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

     7.2.3  In the event a party brings an infringement action under this section 7.2, the other party shall cooperate fully, including if required to bring such action, the furnishing of a power of attorney. Neither party shall have the right to settle any patent infringement litigation under this Section 7.2 in a manner that diminishes the rights licensed to the other party hereunder or which would constitute an amendment of this Agreement, without the consent of such other party (not to be unreasonably withheld or delayed). Except as otherwise agreed to by the parties as part of a cost sharing arrangement, any recovery realized as a result of such litigation, ********************************************************
            *********************************************************

8.0  DEFENSE OF INFRINGEMENT CLAIMS

8.1  Defense of Infringement Claims Pertaining to Lead Compounds, Approved
     ---------------------------------------------------------------------
     PLP Compounds. and Products.
     ---------------------------

     Cubist will cooperate with BMS, at BMS's expense, in the defense of any suit, action or proceeding against Cubist, BMS, any BMS Affiliate, or any licensee of BMS alleging the infringement of the intellectual property rights of a third party by reason of the manufacture, use or sale of a Lead Compound, Approved PLP Compound, or Covered Product. Cubist shall give to BMS all authority (including the right to exclusive control of the defense of any such suit, action or proceeding and the exclusive right to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding), information and assistance necessary to





                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission defend or settle any such suit, action or proceeding; provided, however, BMS shall obtain Cubist's prior written consent to all or such part of any settlement which requires payment or other action by Cubist (or any of its Affiliates or licensees) or which may have an adverse effect on the continuing use of Cubist's Technology or Patent Rights by Cubist, its Affiliates or licensees; and provided, further, that if BMS should require that Cubist (or any of its Affiliates or licensees) should institute or join in any such suit, action or proceeding pursuant to this Section 8.1, BMS shall hold Cubist (and any such Affiliate or licensee, as applicable) free, clear and harmless from any and all costs and expenses of such litigation, including reasonable attorneys' fees, and Cubist shall execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with such litigation. Subject to the foregoing, Cubist (and such Affiliates and licensees) may participate in any such litigation or other proceeding using attorneys of their choice and at their expense.

8.2  Defense of Infringement Claims Pertaining to Patent Rights Owned or
     -------------------------------------------------------------------
     Controlled by Cubist.
     --------------------

     BMS will cooperate with Cubist, at Cubist's expense, in the defense of any suit, action or proceeding against Cubist, any Cubist Affiliate, BMS, any BMS Affiliate, or any licensee of BMS alleging the infringement of the intellectual property rights of a third party by reason of the use of the Primary Screening Modules or of the Patent and Technology rights licensed by Cubist to BMS under this Agreement. Cubist shall give BMS prompt written notice of the commencement of any such suit, action, proceeding or claim of infringement and will furnish BMS a copy of each communication relating to the alleged infringement. BMS shall give to Cubist all authority (including the right to exclusive control of the defense of any such suit, action or proceeding and the exclusive right, after consultation with BMS, to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding), information and assistance necessary to defend or settle any such suit, action or proceeding; provided, however, Cubist shall obtain BMS's prior written consent to all or such part of any settlement which requires payment or other action by BMS, its Affiliates, or licensees, or which may have an adverse effect on the continuing use of such Modules or the rights granted hereunder by BMS, its Affiliates or licensees or which would permit the use by a Third Party of such rights and Modules in a manner that competes with BMS' use of same hereunder in violation of this Agreement. If Cubist should require that BMS (or any of its Affiliates or licensees) should institute or join any such suit, action or proceeding pursuant to this Section 8.1.2, Cubist shall hold BMS (and such Affiliates and licensees) free, clear and harmless from any and all costs and expenses of such litigation, including reasonable attorneys' fees, and BMS shall execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may reasonably be required in connection with the prosecution of such suit, action or proceeding.

9.0  TREATMENT OF CONFIDENTIAL INFORMATION

9.1  Confidentiality
     ---------------

     9.1.1 BMS and Cubist each recognize that the other's Confidential Information constitutes highly valuable, confidential information. Subject to the terms and conditions of this Agreement, BMS and Cubist each agree that, during the term of this Agreement and for five (5) years thereafter, it will use all reasonable efforts to keep confidential, and will cause its Affiliates to use reasonable efforts to keep confidential, all Cubist Confidential Information or BMS Confidential Information, as the case may be, that is disclosed to it or to any of its Affiliates pursuant to this Agreement. Neither BMS nor Cubist nor any of their respective Affiliates shall use such Confidential Information except as expressly permitted in this Agreement.

     9.1.2 BMS and Cubist each agree that any disclosure of the other's Confidential Information to any officer, employee, contractor, consultant, sublicensee, or agent of the other party or of any of its Affiliates shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder and shall be limited to the maximum extent possible consistent with such responsibilities and rights. BMS and Cubist may disclose the other's Confidential Information to any Third Parties under the preceding sentence, provided that such Third Party shall have first executed an agreement with the party disclosing such Confidential Information to it that obligates such Third Party to maintain same in confidence in the same manner as the party disclosing same to it is required to do so hereunder. Each party shall take such action, and shall cause its Affiliates to take such action, to preserve the confidentiality of each other's Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information. Each party, upon the other's request, will return all the Confidential Information disclosed to the other party pursuant to this Agreement, including all copies and extracts of documents, within sixty (60) days of the request upon the termination of this Agreement except for one (1) copy which may be kept for the purpose of complying with continuing obligations under this Agreement.

     9.1.3 Cubist and BMS each represent that all of its employees, and any consultants to such party, participating in the Primary and Secondary Screening Programs or any other phase of the Alliance, who shall have access to BMS Confidential Information or Cubist Confidential Information are bound by agreement to maintain such information in confidence.

     9.1.4 Confidential Information shall not include any information which the receiving party can prove by competent evidence:

            (i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

            (ii) is known by the receiving party at the time of receiving such information, as evidenced by its records;

            (iii) is hereafter furnished to the receiving party without restriction as to disclosure or use by a Third Party lawfully entitled to so furnish same;

            (iv) is independently developed by the employees, agents or contractors of the receiving party without the aid, application or use of the disclosing party's Confidential Information; or

            (v) is the subject of a written permission to disclose provided by the disclosing party; or

            (vi) is provided by the disclosing party to a Third Party without restriction as to confidentiality.

     A party may also disclose Confidential Information of the other where required to do so by law or legal process, provided that, in such event, the party required to so disclose shall give maximum practical advance notice of same to the other party and will seek, at the request and expense of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable law.

     The parties agree that the material financial terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms as are required to be disclosed in its financial statements or by law or under strictures of confidentiality to bona fide potential sublicensees. Either party shall have the further right to disclose the material financial terms of this Agreement under strictures of confidentiality to any potential acquiror, merger partner, bank, venture capital firm, or other financial institution to obtain financing, or other bona fide potential strategic partner.

9.2  Publication.  Notwithstanding any matter set forth with particularity
     -----------
     in this Agreement to the contrary but subject to section 9.1 hereof, results obtained in the course of the Primary and Secondary Screening Programs may be submitted for publication following scientific review by the Research Committee and subsequent approval by both Cubist's and BMS's managements, which approval shall not be unreasonably withheld. After receipt of the proposed publication by both BMS's and Cubist's managements, written approval or disapproval shall be provided within thirty (30) days for a manuscript, within fourteen (14) days for an abstract for presentation at, or inclusion in the proceedings of a scientific meeting, and within fourteen (14) days for a transcript of an oral presentation to be given at a scientific meeting. All publications pertaining to the research and development (other than the results obtained in the Primary and Secondary Screening Programs) of any Lead Compound, Approved PLP Compound and any Product shall be made, approved, and determined solely by BMS.

9.3  Publicly.  Except as required by law and as provided in this article
     --------
     9, neither party may disclose the terms of this Agreement nor the research contemplated hereunder without the written consent of the other party, which consent shall not be unreasonably withheld. It is understood that the existence of this Agreement is anticipated to form the basis of a mutual press release that will be released by both parties promptly following the Effective Date.

10.0 PROVISIONS CONCERNING THE FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

      10.1  Inventions Pertaining to Primary Modules.  With respect to an
            ----------------------------------------
            Invention conceived or reduced to practice by either party at any time prior to the end of the Research Term that relates to the manufacture or use of the Primary Screening Modules or to the Patent Rights owned or Controlled by Cubist or its Affiliates that are licensed to BMS hereunder, the inventing party shall promptly notify the other party, and the parties shall discuss such Invention and the desirability of filing patent applications covering such Invention. Cubist shall have the first right to file, prosecute, maintain, and enforce Patent Rights for any such Inventions that are made solely by it or jointly by it with BMS or others, at Cubist's expense, and Cubist shall consider in good faith the requests and suggestions of the BMS with respect to strategies for filing and prosecuting such patent applications. BMS shall have the right to file, prosecute, maintain and enforce Patent Rights for any such Inventions made solely by BMS or its affiliates that relate to the manufacture or use of the Primary Screening Modules or to the Patent Rights owned or Controlled by Cubist or its Affiliates that are licensed to BMS hereunder. Subject to the remaining provisions of this section 10.1, the party having the right to control the prosecution and filing of any such Invention shall file and prosecute same in the name(s) of the inventors. The party controlling such filing and prosecution shall keep the other party informed of progress with regard to the filing, prosecution, maintenance, enforcement, and defense of patents and patent applications that are subject to this Section 10.1, and, if the inventing party decides not to pursue protection at any time for any such Invention in any particular country, it shall give the other party reasonable notice to this effect. After that notice, the other party may, at its expense, file, prosecute, maintain and enforce a patent application or patent covering such Invention in such country and shall own such patent applications or patents, subject to any license rights expressly granted hereunder. In such case, the inventing party shall also assign its rights in such patent applications or patents to the other party as necessary to convey ownership to the other party.

            Each party shall fully cooperate with the other party controlling such filing, prosecution and maintenance, and will execute such documents or other instruments as may be requested by the controlling party in order to fully vest the rights associated with any such Invention as set forth herein. The controlling party will reimburse the other party for any out-of-pocket costs incurred by the other party in connection therewith.

            Where the non-controlling party is the licensee hereunder of any rights that are or will be licensed to it under the patent application being filed for an Invention, the party controlling such filings and prosecutions shall provide to the other copies of all patent applications that are part of Patent Rights covered by this section 10.1 prior to filing, for the purpose of obtaining substantive comment of the other party's patent counsel. The controlling party shall also provide to such other party copies of all documents relating to prosecution of all such patent applications in a timely manner and shall also provide a report every six (6) months detailing their status.

            BMS shall have the right to file on behalf of and as a agent for Cubist all applications and take all actions necessary to obtain patent extensions pursuant to 35 USC Section 156 and foreign counterparts for Patent Rights described in this Section 10.1 that are licensed to BMS hereunder. Cubist agrees, to sign, at BMS's expense, such further documents and take such further actions as may be requested by BMS in this regard.

     10.2  Inventions Pertaining to Hits and Products.  BMS shall have the sole
           ------------------------------------------
           right to file, prosecute, maintain and enforce patents in its own name for any Inventions invented solely by BMS or jointly by BMS with Cubist or others, or that are assigned by Cubist to BMS pursuant to article 5 hereof, at BMS own expense, pertaining to the manufacture, use or sale of any Hit, Lead Compound, Approved PLP Compound, or Product (or analogs of the same class as the foregoing), and to take any and all actions, including abandonment of claims, as

           BMS may deem necessary or appropriate in its sole and absolute discretion. BMS shall keep Cubist informed of progress with regard to the filing, prosecution, issuance, maintenance, enforcement and defense of patents and patent applications subject to this Section 10.2, but shall not be required to provide copies of any applications or consult with Cubist with regard to filing, prosecution, or maintenance of same.

11.0 REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1  Mutual Representations and Warranties.  The parties make the
      -------------------------------------
      following representations and warranties to each other:

     11.1.1 Each party hereby represents and warrants that such party (a) is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof,
             (b) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse. effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under the Agreement.

     11.1.2  Due Authorization.  Each party hereby represents and warrants that
             -----------------
             such party (a) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder;. and (b) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder.

     11.1.3  Binding Agreement.  Each party hereby represents and warrants to
             -----------------
             the other that:

          (a) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (b) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (c) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the Agreement have been obtained.

    11.2  Cubist Technology Representations and Warranties.  Cubist represents
          ------------------------------------------------
          and warrants to BMS as of the Effective Date the following:

          11.2.1 The Patent Rights listed on Exhibit 11.2 list all Cubist Patent Rights owned or Controlled by Cubist in the Territory, and such Exhibits specify the jurisdiction(s) by or in which such right has been issued or registered or in which an application for such issuance or registration has been filed, including respective registration or application numbers. To the best knowledge of the current officers and directors of Cubist, the issued Patent Rights are valid and in full force and effect.

          11.2.2 Except as disclosed on Exhibit 11.2, to the best knowledge of Cubist's current officers and directors, (i) the use of the Cubist Technology and any Cubist Patent Rights in the exercise by BMS of the rights granted to it hereunder does not infringe upon any patent rights, copyrights or other proprietary rights of any Affiliate of Cubist or any Third Party in the Territory;
                 (ii) Cubist has no knowledge of any infringement by any Third Party of any of the Patent Rights in the Territory; and (iii) Cubist and each of its Affiliates are not subject to any outstanding order, judgment or decree of any court or administrative agency, and each has not entered into any stipulation or agreement, restricting (A) its use of the Patent Rights in connection with the manufacture, development, use, or licensing of the Primary Screening Modules, or (B) Cubist's ability to perform its obligations under this Agreement (including without limitation its obligations hereunder with respect to the Primary and Secondary Screening Programs).

          11.2.3 There is no action, suit or proceeding pending or, to the knowledge of its current officers and directors, that has been threatened in writing by any Third Party against Cubist or its Affiliates which, if adversely determined, would have a material adverse effect upon the ability of BMS to fully utilize or exercise the Cubist Patent Rights or Cubist Technology licensed to it hereunder.

          11.2.4 The Cubist Technology and Cubist Patent Rights licensed by Cubist to BMS pursuant to this Agreement have not been obtained by Cubist or its Affiliates in violation of any contractual or fiduciary obligation to which Cubist or any of its Affiliates or any of its or their employees or, to the best knowledge of the current officers and directors of Cubist, its or their contractors or predecessors-in-interest (and the employees of such contractors or predecessors-in-interests), is or was a party, or by misappropriation of the trade secrets of any Third Party, and the exercise by BMS or its Affiliates of the rights licensed by Cubist to it hereunder will not violate any such contractual or fiduciary obligation owed to any such Third Party or render BMS liable for the payment of any royalty attributable to or arising out of any such contractual or fiduciary obligation or any such misappropriation. There are no predecessors-in-interest to Cubist.

          11.2.5 Other than the Patent Rights listed on Exhibit 11.2 and the Cubist Technology, there are no licenses under any patent rights, and, to the best knowledge of the current officers and directors of Cubist, under any other intellectual property or other proprietary rights owned or controlled by any Cubist Affiliate or Third Party which are used by Cubist in connection with the manufacture, development, use or sale of the Primary Screening Modules for PSM-Program tRNA Synthetases.

          11.2.6 Cubist has not as of the Effective Date agreed, and during the Research Term will not agree, with any Third Party that it may make or use any Primary Screening Modules for primary screening purposes or that Cubist will supply Primary Screening Modules to such Third Party for primary screening purposes. Cubist will permit such Third Party to make or use such Primary Screening Modules only for secondary screening purposes on terms that art consistent with the secondary screening terms granted BMS hereunder.

                 Cubist further represents and warrants that:

                 (A) as of the Effective Date it has not licensed, and that during the term of this Agreement it will not license, to any Third Party any Technology or Patent Rights owned or Controlled by Cubist to allow such Third Party to make or use, and

                 (B) Cubist has not as of the Effective Date agreed to supply to a Third Party or otherwise permit a Third Party to use, and that during the term of this Agreement it will not supply or otherwise permit a Third Party to use,

                 primary screening modules in any primary screening program targeting Inhibitory Activity against Non-PSM-Program tRNA Synthetases, the terms of which would limit or restrict Cubist in any way from conducting in accordance with this Agreement the Secondary Screening Program against any such Non-PSM-Program tRNA Synthetase on Hits arising hereunder.

     11.3   Mutual Indemnification.  Each party hereby agrees to indemnify,
            ----------------------
            defend and hold the other party, its Affiliates, its licensees, and its and their officers, directors, employees, consultants, contractors, sublicensees and agents (collectively, the "Indemnitees") harmless from and against any and all damages or other amounts payable to a Third Party, as well as any reasonable attorneys' fees and costs of litigation incurred by such Indemnitee as to such Claim until the indemnifying party has acknowledged that it will provide indemnification hereunder with respect to such Claim as provided below, (collectively, "Damages") resulting from claims, suits, proceedings or causes of action ("Claims") brought by such Third Party based on any research activities conducted by or through the indemnifying party or any use by an Indemnitee of any of the rights licensed to such Indemnitee pursuant to Article 5 hereof, except to the extent such Damages are attributable to: (i) a violation of law by any Indemnitee, (ii) a violation of any contractual or fiduciary duty owed by any Indemnitee to a third party, (iii) the misappropriation by any such Indemnitee of the trade secrets of any third party, (iv) any negligent or wrongful act or omission of any Indemnitee, or (v) any breach of this Agreement or misrepresentation contained herein by an Indemnitee.

            It shall be a condition precedent to an Indemnitee's right to seek indemnification under this Section 11.3 that it shall inform the indemnifying party of a Claim as soon as reasonably practicable after it receives notice of the Claim; shall, if the indemnifying party acknowledges that such Claim falls within the scope of its indemnification obligations hereunder, permit the indemnifying party to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Claim (including the right to settle the claim solely for monetary consideration), and provided, that the indemnifying party shall seek the prior written consent (not to be unreasonably withheld or delayed) of any such Indemnitee as to any settlement which would restrict such Indemnitee's continuing business operations or reduce the scope of or adversely affect the rights licensed to such Indemnitee under this Agreement; and shall fully cooperate (including providing access to and copies of pertinent records and making available for testimony relevant individuals subject to its control) as requested by, and at the expense of, the indemnifying party in the defense of the Claim. Provided that an Indemnitee has complied with the foregoing, the indemnifying party shall provide attorneys reasonably acceptable to the Indemnitee to defend against any such Claim for which the indemnifying party has acknowledged its indemnification obligation hereunder with respect to such Claim. Subject to the foregoing, an Indemnitee may participate in any proceedings involving such Claim using attorneys of its/his/her choice and at its/his/her expense.

     11.4   BMS Product Indemnification.  BMS agrees to indemnify, defend and
            ---------------------------
            hold Cubist, its Affiliates, and its and their officers, directors, employees, consultants, contractors, and agents (collectively, the "Cubist Indemnitees") harmless from and against any and all damages or other amounts payable to a Third Party, as well as any reasonable attorneys' fees and costs of litigation incurred by such Cubist Indemnitee as to such Claim until BMS has acknowledged that it will provide indemnification hereunder with respect to such Claim as provided below, (collectively, "Damages") resulting from claims, suits, proceedings or causes of action ("Claims") brought by such Third Party based on any manufacture, use or sale of an Approved PLP Compound or Covered Product by or through BMS, except to the extent such Damages are attributable to: (i) a violation of law by any Cubist Indemnitee, (ii) a violation of any contractual or fiduciary duty owed by any Cubist Indenmitee to a third party, (iii) the misappropriation by any such Cubist Indemnitee of the trade secrets of any third party, (iv) any negligent or wrongful act or omission of any Cubist Indemnitee, or (v) any breach of this Agreement by an Cubist Indemnitee or misrepresentation contained herein.

            It shall be a condition precedent to an Cubist Indemnitee's right to seek indemnification under this Section 11.4 that it shall inform BMS of a Claim as soon as reasonably practicable after it receives notice of the Claim; shall, if BMS acknowledges that such Claim falls within the scope of its indemnification obligations hereunder, permit BMS to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Claim (including the right to settle the claim solely for monetary consideration), and provided, that BMS shall seek the prior written consent (not to be unreasonably withheld or delayed) of any such Cubist Indemnitee as to any settlement which would restrict such Cubist's Indemnitee's continuing business operations or reduce the scope of or adversely affect the Cubist Patent Rights licensed to BMS under this Agreement; and shall fully cooperate (including providing access to and copies of pertinent records and making available for testimony relevant individuals subject to its control) as requested by, and at the expense of, BMS in the defense of the Claim. Provided that the Cubist Indemnitee complies with the foregoing, BMS shall provide attorneys reasonably acceptable to Cubist to defend against any such Claim for which BMS has acknowledged its indemnification obligation hereunder. Subject to the foregoing, an Cubist Indenmitee may participate in any proceedings involving such Claim using attorneys of its/his/her choice and at its/his/her expense.

     11.5   Representations and Warranties of BMS.  Except for cispentacin and
            -------------------------------------
            indolmycin (and analogs thereof), BMS represents and warrants to Cubist that, as of the Effective Date, to the best knowledge of the officers and directors of BMS, no compounds or other substances in BMS' Materials Library have been identified by, or are known to, BMS or its Affiliates as having Inhibitory Activity against any Arninoacyl-tRNA Synthetase.

12.0 TERM AND TERMINATION

12.1 Term.  The term of this Agreement will begin on the Effective Date
     ----
     and shall continue until **************************************************
     **************************

12.2 Termination By Mutual Agreement.  The parties may at any time
     -------------------------------
     terminate this Agreement, in whole or in part, by written agreement executed by both Cubist and BMS. In such event, the





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
     document effecting such termination shall specify the continuation or termination of any license rights granted hereunder, as well as any other terms agreed to by both parties.

12.3 Termination for Cause.
     ---------------------

     12.3.1 Termination by BMS.  In the event that Cubist materially breaches
            ------------------
            any of the rights granted to it, or any of the material duties or obligations imposed on Cubist, under this Agreement (for example, but without limiting the scope of the foregoing, breach of articles 2.1.1, 2.5, 5.1, 5.2, and 9.1 hereof), and such breach is not cured within 90 days following receipt of written notice from BMS to Cubist specifying such breach, then, BMS may either

            (i) terminate this Agreement and/or seek any damages and remedies available to it at law or in equity, or

            ***********************************************************
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     12.3.2 Termination by Cubist.  In the event that BMS materially breaches
            ---------------------
            any of the rights granted to it, or any of the material duties and obligations imposed on it, under this Agreement (for example, but without limiting the scope of the foregoing, breach of articles 2.1.1, 3.2-3.6, 5.1, 5.2, and 9.1 hereof), and such breach is not cured within 90 days





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
            following receipt of written notice from Cubist to BMS specifying such breach, then, in lieu of any and all other rights and remedies available to Cubist at law or in equity, Cubist may either

            (i) pursue any remedies and damages available to it at law or in equity (other than termination of this Agreement and/or any rights licensed to BMS hereunder), or

            (ii) terminate this Agreement and/or any rights licensed to BMS hereunder; provided, that in such event:

                 ***********************************************************
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

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                      *****************

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     12.3.3 Dispute, In the event of a dispute between the parties as to
            -------
            whether a material breach has occurred under this Agreement entitling a party to exercise its rights under section 12.3.1 or
            12.3.2 hereof, the dispute shall be resolved pursuant to the dispute resolution procedures set forth in section 13.0 hereof.

     12.3.4 No Waiver.  An election of remedy by a party for material breach of
            ---------
            this Agreement under this section 12.3 on one occasion shall not constitute a waiver as to any other remedy that may be available under this section 12.3 as to any material breach by the other party on another occasion.

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                                     -46-


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                                     -47-


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     12.5   Effect of Bankruptcy.  If a party becomes insolvent or admits in
            --------------------
            writing its inability to pay its debts as they mature or applies for or consents to the appointment of a receiver or trustee for any of its properties; or a receiver or trustee is appointed for such party or a substantial portion of its properties and is not discharged within ninety (90) days; or any bankruptcy, reorganization, debt arrangement, dissolution, liquidation or other proceeding under any bankruptcy or insolvency law is instituted by or against such party and, if instituted against such party, it is consented to by such party or remains undismissed for ninety (90) days, then

            12.5.1 Notwithstanding any such event, such party shall remain obligated to fulfill its obligations and covenants hereunder, and any failure to do so or other breach hereunder shall entitle the other party to terminate this Agreement in accordance with section 12.3 hereof; and

            12.5.2 It is the parties desire that, if any such receiver, trustee, judge, arbitrator or other adjudicator conducting or controlling such proceedings on behalf of a party should hold that any obligations, covenants or duties of such party hereunder should be suspended or declared unenforceable, in whole or in part, then the rights and benefits granted to the other party hereunder shall remain in full force and effect,





                      *Confidential treatment requested:
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
            and that any such obligations, covenants or duties shall be reformed by such receiver, trustee, judge, arbitrator or other adjudicator so as to be enforceable to the maximum extent permitted by applicable law and to permit any suspension to be lifted at the earliest practicable time.

12.6 Effect of Expiration or Termination.
     -----------------------------------

     12.6.1 Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The obligations and rights of the parties under sections 2.1.4, 2.5, 5.1.3, 5.2, 6.0, 7.0, 8.0, 9.0, 10.0, 11.3,
            11.4, 12.3, 12.4, 12.5, 13, and 14 hereof, as well as any sections, which, by their intent or meaning are intended to so survive, shall survive termination or expiration of this Agreement. Except as expressly provided in this Agreement, the rights and obligations of the parties under Article 5 hereof shall terminate and be of no further force or effect whatsoever upon any termination of this Agreement.

     12.6.2 In the event that either party terminates rights granted to the other pursuant to Section 12.3 hereof, the defaulting party shall promptly return to the other party all Confidential Information and Biological Materials of the other party pertaining to the rights so terminated.

13.0 DISPUTE RESOLUTION

13.1 Disputes.  The parties recognize that disputes as to certain matters
     --------
     may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder or thereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the parties agree to follow the procedures set forth in this
     Article 13 if and when a dispute arises under this Agreement (including without limitation under Article 12 hereof) between the parties or among the Research Committee.

13.2 Dispute Resolution Procedures.
     -----------------------------

     13.2.1 If the parties or the Research Committee cannot resolve the dispute within 20 days of formal request by either party to the other, any party may, by written notice to the other, have such dispute referred to their respective officers designated below or their successors, for attempted resolution by good faith negotiations within 30 days after such notice is received. The designated officer of BMS shall have the tie-breaking vote with respect to all matters pertaining to the research, development, manufacture, use and sale of Hits, Lead Compounds, Approved PLP Compounds, and Products; provided, that the such tie-breaking vote shall not encompass any matters pertaining to the designation or change of the Program tRNA Synthetases that are the subject of this Agreement or as to any matter involving the scope or validity of any rights licensed to BMS hereunder. Said designated officers are as follows:

     For BMS: President of the Pharmaceutical Research Institute with regard to scientific and technical issues; President of the Pharmaceutical Group with regard to all other matters

     For Cubist:   President

     13.2.2 Any such dispute arising out of or relating to this Agreement which is not resolved between the parties or the Steering Committee or the designated officers of the parties pursuant to section 13.2.1 shall be resolved by final and binding arbitration conducted in New York, New York under the then current Licensing Agreement Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted by one arbitrator who is knowledgeable in the subject matter which is at issue in the dispute and who is selected by mutual agreement of the parties or, failing such agreement, shall be selected according to the AAA rules. In conducting the arbitration, the arbitrator shall apply the New York Evidence Code, and shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, or replevin of property. The arbitrator shall also be able to award actual, general or consequential damages, but shall not award any other form of damage (e.g., punitive or exemplary damages). The parties shall share equally the arbitrator's fees and expenses pending the resolution of the arbitration unless the arbitrator, pursuant to its right but not its obligations, requires the non-prevailing party to bear all or any portion of the costs of the prevailing party. The decision of the arbitrator shall be final and may be sued on or enforced by the party in whose favor it runs in any court of competent jurisdiction at the option of such party. The parties shall have such discovery rights as the arbitrator may allow.

     13.2.3 Notwithstanding anything to the contrary in this section 13, either party may seek immediate injunctive or other interim relief from any court of competent jurisdiction with respect to any breach of articles 5, 9 or 10 hereof.

14.0 MISCELLANEOUS

     14.1   Assignment.  Notwithstanding any provision of this Agreement to the
            ----------
            contrary, either party may assign any of its rights or obligations under this Agreement in any country to any Affiliates; provided, however, that such assignment shall not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement.

            Either party may also assign its rights or obligations under this Agreement in connection with the sale of all or substantially all of its assets subject to Section 12.4, or may otherwise assign its rights or obligations under this Agreement with the prior written consent of the other party. Subject to Section 12.4, this Agreement shall survive any merger of either party with or into another party and no consent for a merger or similar reorganization shall be required hereunder; provided, that in the event of such merger or in the event of a sale of all assets, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder.

     14.2   Binding Effect.  This Agreement shall be binding upon and inure to
            --------------
            the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

     14.3   Force Majeure.  Neither party shall lose any rights hereunder or be
            -------------
            liable to the other party for damages or losses on account of failure of performance by the defaulting party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party, provided that the party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure.

     14.4   Notices.  Any notices or communications provided for in this
            -------
            Agreement to be made by either of the parties to the other shall be in writing, in English, and shall be made by prepaid air mail with return receipt addressed to the other at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation. Notices shall be sent:

            If to BMS, to:      Bristol-Myers Squibb Company
                                P.O. Box 4000
                                Route 206 & Province Line Road
                                Princeton, NJ 08543-4000
                                 Attention:  Senior Vice President, Exploratory
                                              Research & Drug Discovery

            If to Cubist, to:   Cubist Pharmaceuticals, Inc.
                                24 Emily Street
                                Boston, MA 02139
                                 Attention: President

            provided that if such notice or communication relates to an amendment to this Agreement or to any notice pursuant to section 12 hereof, a copy shall also be sent to:

            If to BMS, to:      Attention: Vice President & Senior Counsel,
                                Pharmaceutical Research Institute and
                                Worldwide Strategic Business Planning.

            If to Cubist, to:   Justin Morreale, Esq.
                                Bingham, Dana & Gould
                                150 Federal Street
                                Boston, MA 02110-1726

            Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by mail, facsimile or cable shall be effective upon receipt and notices given by hand shall be effective when delivered.

     14.5   Governing Law.  This Agreement shall be governed by the laws of the
            -------------
            State of New York, as such laws are applied to contracts entered into and to be performed within such state.

     14.6   Waiver.  Except as specifically provided for herein, the waiver from
            ------
            time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies provided in this Agreement.

     14.7   Severability.  If any term, covenant or condition of this Agreement
            ------------
            or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

     14.8   Independent Contractors.  It is expressly agreed that Cubist and BMS
            -----------------------
            shall be independent contractors and that the relationship between the two parties shall not constitute a partnership or agency of any kind. Neither Cubist nor BMS shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written authorization of the party to do so.

     14.9   Counterparts.  This Agreement may be executed in two or more
            ------------
            counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.10  Entire Agreement.  This Agreement between the parties of even date
            ----------------
            herewith set forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties hereto, and supersede and terminate all prior agreements and understanding between the parties, with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties. This Agreement shall not be strictly construed against either party hereto. Any conflict between the terms set forth in the text of this Agreement and the terms of any Exhibit hereto shall be resolved in favor of the text of this Agreement.

     14.11  No Third Party Beneficiaries.  No third party including any employee
            ----------------------------
            of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any third party.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

BRISTOL-MYERS SQUIBB          CUBIST PHARMACEUTICALS,
 COMPANY                       INC.


By:                           By:
   ---------------------         ---------------------

Title:                        Title:
      ------------------            ------------------

Date:                         Date:
     -------------------           -------------------